UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 14, 2014

Royal Hawaiian Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

688 Kinoole Street, Suite 121, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  808-969-8032

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 14, 2014, Royal Hawaiian Orchards, L.P., issued a press release announcing the completion of its rights offering.  A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release “Royal Hawaiian Orchards, L.P. Completes Rights Offering”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Hawaiian Orchards, L.P.
(Registrant)

Date: February 14, 2014
	By:	Royal Hawaiian Resources, Inc.
Managing General Partner

	By:	/s/ Scott C. Wallace
Scott C. Wallace
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release “Royal Hawaiian Orchards, L.P. Completes Rights Offering”